UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 27, 2018
(Date of earliest event reported)

Benchmark 2018-B2 Mortgage Trust
(Central Index Key Number 0001728339)

(Exact name of issuing entity)

JPMorgan Chase Bank, National Association

(Central Index Key Number 0000835271)

German American Capital Corporation

(Central Index Key Number 0001541294)

Citi Real Estate Funding Inc.

(Central Index Key Number 0001701238)

(Exact name of sponsor as specified in its charter)

J.P. Morgan Chase Commercial Mortgage Securities Corp.

(Central Index Key Number 0001013611)

(Exact name of registrant as specified in its charter)

New York	333-206361-13	13-3789046
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

383 Madison Avenue
New York, New York		10179
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(212) 834-5467

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events.

On February 27, 2018, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the “Depositor”) caused the issuance of the Benchmark 2018-B2 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2018-B2, pursuant to a Pooling and Servicing Agreement, dated as of February 1, 2018 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor (the “Registrant”), KeyBank National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. The Mortgage Loan identified as “Central Park of Lisle” will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Central Park of Lisle Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.8. The Mortgage Loan identified as “EOS 21” will be serviced and administered in accordance with the Pooling and Servicing Agreement and the EOS 21 Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.9. The Mortgage Loan identified as “Rochester Hotel Portfolio” will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Rochester Hotel Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.10. The Mortgage Loan identified as “InterContinental San Francisco” will be serviced and administered in accordance with the Pooling and Servicing Agreement and the InterContinental San Francisco Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.11. The Mortgage Loan identified as “Sentinel Square II” will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Sentinel Square II Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.12. The Mortgage Loan identified as “Braddock Metro Center” will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Braddock Metro Center Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.13. The Mortgage Loan identified as “BlueLinx Portfolio” will be serviced and administered in accordance with the Pooling and Servicing Agreement and the BlueLinx Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.14. The Mortgage Loan identified as “Red Building” will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Red Building Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.15. The Mortgage Loan identified as “599 Broadway” will be serviced and administered in accordance with the Pooling and Servicing Agreement and the 599 Broadway Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.16. The Mortgage Loan identified as “Towers at University Town Center” will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Towers at University Town Center Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.17.

The Mortgage Loan identified as “Apple Campus 3” will be serviced and administered pursuant to a pooling and servicing agreement, dated as of February 1, 2018 (the “BANK 2018-BNK10 PSA”), among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Torchlight Loan Services, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB Master Servicer and NCB Special Servicer, Wells Fargo Bank,

National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance, LLC, as operating advisor and as asset representations reviewer. An executed version of the BANK 2018-BNK10 PSA is attached hereto as Exhibit 4.2. In addition, the Apple Campus 3 Mortgage Loan will be serviced and administered under the Apple Campus 3 Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.18.

The Mortgage Loan identified as “The Woods” will be serviced and administered pursuant to a pooling and servicing agreement, dated as of December 1, 2017 (the “MSC 2017-HR2 PSA”), among Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer. An executed version of the MSC 2017-HR2 PSA is attached hereto as Exhibit 4.3. In addition, the The Woods Mortgage Loan will be also be serviced and administered under the The Woods Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.19.

The Mortgage Loan identified as “Worldwide Plaza” will be serviced and administered pursuant to a trust and servicing agreement, dated as of November 10, 2017 (the “WPT 2017-WWP TSA”), among GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as servicer, Cohen Financial, a Division of SunTrust Bank, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and custodian, Wilmington Trust, National Association, as trustee and Park Bridge Lender Services LLC, as operating advisor. An executed version of the WPT 2017-WWP TSA is attached hereto as Exhibit 4.4. In addition, the Worldwide Plaza Mortgage Loan will be also be serviced and administered under the Worldwide Plaza Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.20.

The Mortgage Loan identified as “Marina Heights State Farm” will be serviced and administered pursuant to a trust and servicing agreement, dated as of December 29, 2017 (the “GS 2017-FARM TSA”), among GS Mortgage Securities Corporation II, as depositor, KeyBank National Association, as servicer, AEGON USA Realty Advisors, LLC, special servicer, Wells Fargo Bank, National Association, as certificate administrator, custodian and trustee, and Pentalpha Surveillance LLC, as operating advisor. An executed version of the GS 2017-FARM TSA is attached hereto as Exhibit 4.5. In addition, the Marina Heights State Farm Mortgage Loan will be also be serviced and administered under the Marina Heights State Farm Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.21.

The Mortgage Loan identified as “Lehigh Valley Mall” will be serviced and administered pursuant to a trust and servicing agreement, dated as of January 1, 2018 (the “Benchmark 2018-B1 PSA”), among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer. An executed version of the Benchmark 2018-B1 PSA is attached hereto as Exhibit 4.6. In addition, the Lehigh Valley Mall Mortgage Loan will be serviced and administered under the Lehigh Valley Mall Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.22. The Mortgage Loan identified as “90 Hudson” will be serviced and administered pursuant to the Benchmark 2018-B1 PSA and the 90 Hudson Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.23. The

Mortgage Loan identified as “Atrium Center” will be initially serviced and administered pursuant to the Benchmark 2018-B1 PSA, prior to the related Servicing Shift Securitization Date (as defined in the Pooling and Servicing Agreement). In addition, the Atrium Center Mortgage Loan will also be serviced and administered pursuant to the Atrium Center Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.24. The Mortgage Loan identified as “Marriott Charlotte City Center” will be initially serviced and administered pursuant to the Benchmark 2018-B1 PSA, prior to the related Servicing Shift Securitization Date (as defined in the Pooling and Servicing Agreement). In addition, the Marriott Charlotte City Center Mortgage Loan will also be serviced and administered pursuant to the Marriott Charlotte City Center Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.25. The Mortgage Loan identified as “Two Harbor Point Square” will be initially serviced and administered pursuant to the Benchmark 2018-B1 PSA, prior to the related Servicing Shift Securitization Date (as defined in the Pooling and Servicing Agreement). In addition, the Two Harbor Point Square Mortgage Loan will also be serviced and administered pursuant to the Two Harbor Point Square Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.26.

The Mortgage Loan identified as “Beacon - Criterion” will be serviced and administered pursuant to a pooling and servicing agreement, dated as of February 1, 2018 (the “JPMCC 2018-BCON PSA”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as servicer, Cohen Financial, a Division of SunTrust Bank, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Park Bridge Lender Services LLC, as operating advisor. An executed version of the JPMCC 2018-BCON PSA is attached hereto as Exhibit 4.7. In addition, the Beacon - Criterion Mortgage Loan will be also be serviced and administered under the Beacon - Criterion Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.27. The Mortgage Loan identified as “Beacon - Hague” will be serviced and administered pursuant to the JPMCC 2018-BCON PSA and the Beacon - Hague Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.28. The Mortgage Loan identified as “Beacon - Paramount” will be serviced and administered pursuant to the JPMCC 2018-BCON PSA and the Beacon - Paramount Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.29. The Mortgage Loan identified as “Beacon - Mercury / Garage” will be serviced and administered pursuant to the JPMCC 2018-BCON PSA and the Beacon - Mercury / Garage Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.31. The Mortgage Loan identified as “Beacon - Orpheum” will be serviced and administered pursuant to the JPMCC 2018-BCON PSA and the Beacon - Orpheum Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.31. The Mortgage Loan identified as “Beacon - Tower” will be serviced and administered pursuant to the JPMCC 2018-BCON PSA and the Beacon - Tower Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.32.

The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-SB, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (the “Public Certificates”), having an aggregate initial principal amount of $1,341,242,000, were sold to J.P. Morgan Securities LLC (“JPMS”), Deutsche Bank Securities Inc. (“DBSI”), Citigroup Global Markets Inc. (“CGMI”), Drexel Hamilton, LLC (“Drexel”) and Academy Securities, Inc. (“Academy” and, collectively with JPMS, DBSI, CGMI and Drexel, the “Underwriters”), pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated February 9, 2018, among the Registrant and JPMS, for itself and on behalf of Drexel and Academy. In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached as an exhibit to this report.

On February 27, 2018, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $1,341,242,000. The net proceeds of the offering to the Registrant of the issuance of the certificates, after deducting expenses payable by the Registrant of $4,065,836.95, were approximately $1,410,021,410.47. Of the expenses paid by the Registrant, approximately $473,937.38 were paid directly to affiliates of the Registrant, $44,499.99 in the form of fees were paid to the Underwriters, $88,999.98 were paid to or for the Underwriters and $4,406,274.37 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Public Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The related registration statement (file no. 333-206361) was originally declared effective on November 20, 2015.

On February 27, 2018, the Registrant sold the Class X-D, Class D, Class S and Class R Certificates (collectively, the “Private Certificates”), having an aggregate initial principal amount of $17,234,000 to JPMS, DBSI and CGMI, as initial purchasers, pursuant to a Certificate Purchase Agreement, dated February 9, 2018, by and between the Depositor, JPMS, DBSI and CGMI (the “Certificate Purchase Agreement”). The Private Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

On February 27, 2018, the Registrant sold the Class E-RR, Class F-RR, Class G-RR and Class NR-RR Certificates (the “Risk Retention Certificates”, and collectively with the Public Certificates and the Private Certificates, the “Certificates”), having an aggregate initial principal amount of $145,049,898, to Massachusetts Mutual Life Insurance Company (the “Third Party Purchaser”), as purchaser, pursuant to a Certificate Purchase Agreement, dated February 9, 2018, between the Depositor and the Third Party Purchaser (the “Risk Retention Certificate Purchase Agreement”). The Risk Retention Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in the Benchmark 2018-B2 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 57 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 67 commercial, multifamily and manufactured housing community properties. The Mortgage Loans were acquired by the Registrant (i) from JPMorgan Chase Bank, National Association (“JPMCB”) pursuant to a Mortgage Loan Purchase Agreement, dated as of February 27, 2018 and as to which an executed version is attached hereto as Exhibit 99.1, between the Registrant and JPMCB, (ii) from German American Capital Corporation (“GACC”) pursuant to a Mortgage Loan Purchase Agreement, dated as of February 27, 2018 and as to which an executed version is attached hereto as Exhibit 99.2, between the Registrant and GACC and (iii) from Citi Real Estate Funding Inc. (“CREFI”) pursuant to a Mortgage Loan Purchase Agreement, dated as of February 27, 2018 and as to which an executed version is attached hereto as Exhibit 99.3, between the Registrant and CREFI.

The funds used by the Registrant to pay the purchase price for the Mortgage Loans were derived in part from the proceeds from the sale of Certificates by the Registrant to the Underwriters, pursuant to the Underwriting Agreement, the Initial Purchaser, pursuant to the Certificate Purchase Agreement, and the Retaining Party, pursuant to the Risk Retention Certificate Purchase Agreement.

The Public Certificates and the Mortgage Loans are more particularly described in the Prospectus dated February 12, 2018 and as filed with the Securities and Exchange Commission on February 27, 2018. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1.

Credit Risk Retention

The Risk Retention Certificates were sold to the Retaining Party for $75,897,504 (representing 5.03% of the fair value of all Classes of Regular Certificates (as defined in the Pooling and Servicing Agreement), based on actual sale prices and finalized tranche sizes) pursuant to the Risk Retention Certificate Purchase Agreement. The Retaining Sponsor is required to retain an eligible horizontal residual interest with a fair value as of the Closing Date of at least $75,460,821.27 (representing 5.00% of the aggregate fair value of all the Classes of Regular Certificates), excluding accrued interest. There are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the preliminary prospectus dated February 5, 2018 and as filed with the Securities and Exchange Commission on February 5, 2018 under the heading “Credit Risk Retention” prior to the pricing of the certificates and (b) the valuation methodology or the key inputs and assumptions that were used in calculating the fair value set forth above in this paragraph.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated February 9, 2018, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, and J.P. Morgan Securities LLC, for itself and as representative of Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC and Academy Securities, Inc., as underwriters.
Exhibit 4.1	Pooling and Servicing Agreement, dated as of February 1, 2018, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.2	Pooling and Servicing Agreement governing the issuance of the BANK 2018-BNK10 certificates, dated as of February 1, 2018, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Torchlight Loan Services, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB Master Servicer and NCB Special Servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance, LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.3	Pooling and Servicing Agreement governing the issuance of the MSC 2017-HR2 certificates, dated as of December 1, 2017, by and among Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.
Exhibit 4.4	Trust and Servicing Agreement governing the issuance of the WPT 2017-WWP certificates, dated as of November 10, 2017, by and among GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as servicer, Cohen Financial, a Division of SunTrust Bank, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and custodian, Wilmington Trust, National Association, as trustee and Park Bridge Lender Services LLC, as operating advisor.
Exhibit 4.5	Trust and Servicing Agreement governing the issuance of the GS 2017-FARM certificates, dated as of December 29, 2017, by and among GS Mortgage Securities Corporation II, as depositor, KeyBank National Association, as servicer, AEGON USA Realty Advisors, LLC, special servicer, Wells Fargo Bank, National Association, as certificate administrator, custodian and trustee, and Pentalpha Surveillance LLC, as operating advisor.
Exhibit 4.6	Pooling and Servicing Agreement governing the issuance of the Benchmark 2018-B1 certificates, dated as of January 1, 2018, by and among Deutsche Mortgage & Asset

Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.
Exhibit 4.7	Pooling and Servicing Agreement governing the issuance of the JPMCC 2018-BCON certificates, dated as of February 1, 2018, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as servicer, Cohen Financial, a Division of SunTrust Bank, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Park Bridge Lender Services LLC, as operating advisor.
Exhibit 4.8	Agreement Between Noteholders, dated as of December 14, 2017, by and between Citi Real Estate Funding Inc., as Initial Note A Holder, and Safety National Casualty Corporation, as Initial Note B Holder.
Exhibit 4.9	Co-Lender Agreement, dated as of February 27, 2018, by and between JPMorgan Chase Bank, National Association, as Initial Note A-1 Holder, and JPMorgan Chase Bank, National Association, as Initial Note A-2 Holder.
Exhibit 4.10	Co-Lender Agreement, dated as of January 31, 2018, between Deutsche Bank AG, New York Branch, as Note A-1 Holder, Deutsche Bank AG, New York Branch, as Note A-2 Holder, Deutsche Bank AG, New York Branch, as Note A-3 Holder, Deutsche Bank AG, New York Branch, as Note A-4-A Holder, and Deutsche Bank AG, New York Branch, as Note A-4-B Holder.
Exhibit 4.11	Co-Lender Agreement, dated as of February 27, 2018, between Deutsche Bank AG, New York Branch, as Note A-1 Holder, Deutsche Bank AG, New York Branch, as Note A-2 Holder, Deutsche Bank AG, New York Branch, as Note A-3 Holder, Deutsche Bank AG, New York Branch, as Note A-4 Holder, and Deutsche Bank AG, New York Branch, as Note A-5 Holder.
Exhibit 4.12	Co-Lender Agreement, dated as of January 31, 2018, between Deutsche Bank AG, New York Branch, as Note A-1 Holder and Deutsche Bank AG, New York Branch, as Note A-2 Holder.
Exhibit 4.13	Co-Lender Agreement, dated as of January 24, 2018, by and between Citi Real Estate Inc., as Initial Note A-1 Holder, and Citi Real Estate Funding Inc., as Initial Note A-2 Holder.
Exhibit 4.14	Co-Lender Agreement, dated as of January 10, 2017, by and between Citi Real Estate Funding Inc., as Initial Note A-1 Holder, and Citi Real Estate Funding Inc., as Initial Note A-2 Holder, and Société Générale, as Initial Note A-3 Holder, and Société Générale, as Initial Note A-4 Holder.

Exhibit 4.15	Agreement Between Noteholders, dated as of February 22, 2018, by and between Citi Real Estate Funding Inc., as Initial Note A-1 Holder and Initial Note A-2 Holder, and Anthene Annuity and Life Company, as Initial Note B-1 Holder, and American Equity Investment Life Insurance Company, as Initial Note B-2 Holder, and Senior Real Estate Finance Account (N) LP, as initial Note C Holder.
Exhibit 4.16	Co-Lender Agreement, dated as of February 27, 2018, by and between JPMorgan Chase Bank, National Association, as Initial Note A-1 Holder, and JPMorgan Chase Bank, National Association, as Initial Note A-2 Holder.
Exhibit 4.17	Co-Lender Agreement, dated as of January 31, 2018, by and between JPMorgan Chase Bank, National Association, as Initial Note A-1 Holder, and JPMorgan Chase Bank, National Association, as Initial Note A-2 Holder.
Exhibit 4.18	Co-Lender Agreement, dated as of February 13, 2018, by and among Wells Fargo Bank, National Association, as Initial Note A-1 Holder, Wells Fargo Bank, National Association, as Initial Note A-2 Holder, Wells Fargo Bank, National Association, as Initial Note A-3 Holder, Deutsche Bank AG, New York Branch, as Initial Note A-4 Holder, and Goldman Sachs Mortgage Company, as Initial Note A-5 Holder.
Exhibit 4.19	Agreement Between Note Holders, dated as of December 4, 2017, by and between Citi Real Estate Funding Inc., as Initial Note A-1 Holder, Citi Real Estate Funding Inc., as Initial Note A-2 Holder, and Citi Real Estate Funding, as Initial Note A-3 Holder.
Exhibit 4.20	Co-Lender Agreement, dated as of November 10, 2017, by and among Goldman Sachs Mortgage Company, as Initial Note A-1-S Holder, Initial Note A-1-C1 Holder, Initial Note A-1-C2 Holder and Initial Note B-1-S Holder, and Deutsche Bank AG, New York Branch, as Initial Note A-2-S Holder, Initial Note A-2-C1 Holder, Initial Note A-2-C2 Holder, Initial Note A-2-C3 Holder, Initial Note A-2-C4 Holder and Initial Note B-2-S Holder.
Exhibit 4.21	Co-Lender Agreement, dated as of December 29, 2017, by and among Goldman Sachs Mortgage Company, as Initial Note A-1-S Holder, Initial Note A-1-C1 Holder and Initial Note A-1-C2 Holder, and Deutsche Bank AG, New York Branch, as Initial Note A-2-C1 Holder, Initial Note A-2-C2 Holder, Initial Note A-2-C3 Holder, Initial Note A-2-C4 Holder and Initial Note A-2-C5 Holder.
Exhibit 4.22	Co-Lender Agreement, dated as of November 20, 2017, by and among JPMorgan Chase Bank, National Association, as Initial Note A-1-A Holder, JPMorgan Chase Bank, National Association, as Initial Note A-1-B Holder, Cantor Commercial Real Estate Lending L.P., as Initial Note A-1-C Holder, JPMorgan Chase Bank, National Association, as Initial Note A-2-A Holder, Column Financial, Inc., as Initial Note A-2-B Holder, and Cantor Commercial Real Estate Lending, L.P., as Initial Note A-2-C Holder.
Exhibit 4.23	Co-Lender Agreement, dated as of January 31, 2018, by and between JPMorgan Chase Bank, National Association, as Initial Note A-1 Holder, and JPMorgan Chase Bank, National Association, as Initial Note A-2 Holder.
Exhibit 4.24	Co-Lender Agreement, dated as of January 31, 2018, by and between JPMorgan Chase Bank, National Association, as Initial Note A-1 Holder, JPMorgan Chase Bank, National

Association, as Initial Note A-2 Holder, and JPMorgan Chase Bank, National Association, as Initial Note A-3 Holder.
Exhibit 4.25	Co-Lender Agreement, dated as of January 31, 2018, by and between JPMorgan Chase Bank, National Association, as Initial Note A-1 Holder, and JPMorgan Chase Bank, National Association, as Initial Note A-2 Holder.
Exhibit 4.26	Amended and Restated Co-Lender Agreement, dated as of January 22, 2018, between Citi Real Estate Finance Inc., as Note A-1-A Holder, and Citi Real Estate Finance Inc., as Note A-1-B Holder, and Deutsche Bank AG, New York Branch, as Note A-2 Holder.
Exhibit 4.27	Co-Lender Agreement, dated as of January 25, 2018, by and between JPMorgan Chase Bank, National Association, as Initial Note A-1 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-2 Holder, and JPMorgan Chase Bank, National Association, as Initial Note B Holder.
Exhibit 4.28	Co-Lender Agreement, dated as of January 25, 2018, by and between JPMorgan Chase Bank, National Association, as Initial Note A-1 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-2 Holder, and JPMorgan Chase Bank, National Association, as Initial Note B Holder.
Exhibit 4.29	Co-Lender Agreement, dated as of January 25, 2018, by and between JPMorgan Chase Bank, National Association, as Initial Note A-1 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-2 Holder, and JPMorgan Chase Bank, National Association, as Initial Note B Holder.
Exhibit 4.30	Co-Lender Agreement, dated as of January 25, 2018, by and between JPMorgan Chase Bank, National Association, as Initial Note A-1 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-2 Holder, and JPMorgan Chase Bank, National Association, as Initial Note B Holder.
Exhibit 4.31	Co-Lender Agreement, dated as of January 25, 2018, by and between JPMorgan Chase Bank, National Association, as Initial Note A-1 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-2 Holder, and JPMorgan Chase Bank, National Association, as Initial Note B Holder.
Exhibit 4.32	Co-Lender Agreement, dated as of January 25, 2018, by and between JPMorgan Chase Bank, National Association, as Initial Note A-1 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-2 Holder, and JPMorgan Chase Bank, National Association, as Initial Note B Holder.
Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated February 27, 2018.
Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated February 27, 2018 (included as part of Exhibit 5).
Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated February 12, 2018.

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of February 27, 2018, between JPMorgan Chase Bank, National Association, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of February 27, 2018, between German American Capital Corporation, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated as of February 27, 2018, Citi Real Estate Funding Inc., as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 27, 2018	J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.

	By:	/s/ Bianca A. Russo
Name: Bianca A. Russo
Title: Managing Director and Secretary

BENCHMARK 2018-B2: CURRENT REPORT ON FORM 8-K

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1.1	Underwriting Agreement, dated February 9, 2018, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, and J.P. Morgan Securities LLC, for itself and as representative of Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC and Academy Securities, Inc., as underwriters.	(E)
4.1	Pooling and Servicing Agreement, dated as of February 1, 2018, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.	(E)
4.2	Pooling and Servicing Agreement governing the issuance of the BANK 2018-BNK10 certificates, dated as of February 1, 2018, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Torchlight Loan Services, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB Master Servicer and NCB Special Servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance, LLC, as operating advisor and as asset representations reviewer.	(E)
4.3	Pooling and Servicing Agreement governing the issuance of the MSC 2017-HR2 certificates, dated as of December 1, 2017, by and among Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee and Park Bridge Lender	(E)

Services LLC, as operating advisor and asset representations reviewer.
4.4	Trust and Servicing Agreement governing the issuance of the WPT 2017-WWP certificates, dated as of November 10, 2017, by and among GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as servicer, Cohen Financial, a Division of SunTrust Bank, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and custodian, Wilmington Trust, National Association, as trustee and Park Bridge Lender Services LLC, as operating advisor.	(E)
4.5	Trust and Servicing Agreement governing the issuance of the GS 2017-FARM certificates, dated as of December 29, 2017, by and among GS Mortgage Securities Corporation II, as depositor, KeyBank National Association, as servicer, AEGON USA Realty Advisors, LLC, special servicer, Wells Fargo Bank, National Association, as certificate administrator, custodian and trustee, and Pentalpha Surveillance LLC, as operating advisor.	(E)
4.6	Pooling and Servicing Agreement governing the issuance of the Benchmark 2018-B1 certificates, dated as of January 1, 2018, by and among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.	(E)
4.7	Pooling and Servicing Agreement governing the issuance of the JPMCC 2018-BCON certificates, dated as of February 1, 2018, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as servicer, Cohen Financial, a Division of SunTrust Bank, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Park Bridge Lender Services LLC, as operating advisor.	(E)

4.8	Agreement Between Noteholders, dated as of December 14, 2017, by and between Citi Real Estate Funding Inc., as Initial Note A Holder, and Safety National Casualty Corporation, as Initial Note B Holder.	(E)
4.9	Co-Lender Agreement, dated as of February 27, 2018, by and between JPMorgan Chase Bank, National Association, as Initial Note A-1 Holder, and JPMorgan Chase Bank, National Association, as Initial Note A-2 Holder.	(E)
4.10	Co-Lender Agreement, dated as of January 31, 2018, between Deutsche Bank AG, New York Branch, as Note A-1 Holder, Deutsche Bank AG, New York Branch, as Note A-2 Holder, Deutsche Bank AG, New York Branch, as Note A-3 Holder, Deutsche Bank AG, New York Branch, as Note A-4-A Holder, and Deutsche Bank AG, New York Branch, as Note A-4-B Holder.	(E)
4.11	Co-Lender Agreement, dated as of February 27, 2018, between Deutsche Bank AG, New York Branch, as Note A-1 Holder, Deutsche Bank AG, New York Branch, as Note A-2 Holder, Deutsche Bank AG, New York Branch, as Note A-3 Holder, Deutsche Bank AG, New York Branch, as Note A-4 Holder, and Deutsche Bank AG, New York Branch, as Note A-5 Holder.	(E)
4.12	Co-Lender Agreement, dated as of January 31, 2018, between Deutsche Bank AG, New York Branch, as Note A-1 Holder and Deutsche Bank AG, New York Branch, as Note A-2 Holder.
4.13	Co-Lender Agreement, dated as of January 24, 2018, by and between Citi Real Estate Inc., as Initial Note A-1 Holder, and Citi Real Estate Funding Inc., as Initial Note A-2 Holder.
4.14	Co-Lender Agreement, dated as of January 10, 2017, by and between Citi Real Estate Funding Inc., as Initial Note A-1 Holder, and Citi Real Estate Funding Inc., as Initial Note A-2 Holder, and Société Générale, as Initial Note A-3 Holder, and Société Générale, as Initial Note A-4 Holder.
4.15	Agreement Between Noteholders, dated as of February 22, 2018, by and between Citi Real Estate Funding Inc., as Initial Note A-1 Holder and Initial

Note A-2 Holder, and Anthene Annuity and Life Company, as Initial Note B-1 Holder, and American Equity Investment Life Insurance Company, as Initial Note B-2 Holder, and Senior Real Estate Finance Account (N) LP, as initial Note C Holder.
4.16	Co-Lender Agreement, dated as of February 27, 2018, by and between JPMorgan Chase Bank, National Association, as Initial Note A-1 Holder, and JPMorgan Chase Bank, National Association, as Initial Note A-2 Holder.
4.17	Co-Lender Agreement, dated as of January 31, 2018, by and between JPMorgan Chase Bank, National Association, as Initial Note A-1 Holder, and JPMorgan Chase Bank, National Association, as Initial Note A-2 Holder.
4.18	Co-Lender Agreement, dated as of February 13, 2018, by and among Wells Fargo Bank, National Association, as Initial Note A-1 Holder, Wells Fargo Bank, National Association, as Initial Note A-2 Holder, Wells Fargo Bank, National Association, as Initial Note A-3 Holder, Deutsche Bank AG, New York Branch, as Initial Note A-4 Holder, and Goldman Sachs Mortgage Company, as Initial Note A-5 Holder.
4.19	Agreement Between Note Holders, dated as of December 4, 2017, by and between Citi Real Estate Funding Inc., as Initial Note A-1 Holder, Citi Real Estate Funding Inc., as Initial Note A-2 Holder, and Citi Real Estate Funding, as Initial Note A-3 Holder.
4.20	Co-Lender Agreement, dated as of November 10, 2017, by and among Goldman Sachs Mortgage Company, as Initial Note A-1-S Holder, Initial Note A-1-C1 Holder, Initial Note A-1-C2 Holder and Initial Note B-1-S Holder, and Deutsche Bank AG, New York Branch, as Initial Note A-2-S Holder, Initial Note A-2-C1 Holder, Initial Note A-2-C2 Holder, Initial Note A-2-C3 Holder, Initial Note A-2-C4 Holder and Initial Note B-2-S Holder.
4.21	Co-Lender Agreement, dated as of December 29, 2017, by and among Goldman Sachs Mortgage Company, as Initial Note A-1-S Holder, Initial

Note A-1-C1 Holder and Initial Note A-1-C2 Holder, and Deutsche Bank AG, New York Branch, as Initial Note A-2-C1 Holder, Initial Note A-2-C2 Holder, Initial Note A-2-C3 Holder, Initial Note A-2-C4 Holder and Initial Note A-2-C5 Holder.
4.22	Co-Lender Agreement, dated as of November 20, 2017, by and among JPMorgan Chase Bank, National Association, as Initial Note A-1-A Holder, JPMorgan Chase Bank, National Association, as Initial Note A-1-B Holder, Cantor Commercial Real Estate Lending L.P., as Initial Note A-1-C Holder, JPMorgan Chase Bank, National Association, as Initial Note A-2-A Holder, Column Financial, Inc., as Initial Note A-2-B Holder, and Cantor Commercial Real Estate Lending, L.P., as Initial Note A-2-C Holder.
4.23	Co-Lender Agreement, dated as of January 31, 2018, by and between JPMorgan Chase Bank, National Association, as Initial Note A-1 Holder, and JPMorgan Chase Bank, National Association, as Initial Note A-2 Holder.
4.24	Co-Lender Agreement, dated as of January 31, 2018, by and between JPMorgan Chase Bank, National Association, as Initial Note A-1 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-2 Holder, and JPMorgan Chase Bank, National Association, as Initial Note A-3 Holder.
4.25	Co-Lender Agreement, dated as of January 31, 2018, by and between JPMorgan Chase Bank, National Association, as Initial Note A-1 Holder, and JPMorgan Chase Bank, National Association, as Initial Note A-2 Holder.
4.26	Amended and Restated Co-Lender Agreement, dated as of January 22, 2018, between Citi Real Estate Finance Inc., as Note A-1-A Holder, and Citi Real Estate Finance Inc., as Note A-1-B Holder, and Deutsche Bank AG, New York Branch, as Note A-2 Holder.
4.27	Co-Lender Agreement, dated as of January 25, 2018, by and between JPMorgan Chase Bank, National Association, as Initial Note A-1 Holder,

JPMorgan Chase Bank, National Association, as Initial Note A-2 Holder, and JPMorgan Chase Bank, National Association, as Initial Note B Holder.
4.28	Co-Lender Agreement, dated as of January 25, 2018, by and between JPMorgan Chase Bank, National Association, as Initial Note A-1 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-2 Holder, and JPMorgan Chase Bank, National Association, as Initial Note B Holder.
4.29	Co-Lender Agreement, dated as of January 25, 2018, by and between JPMorgan Chase Bank, National Association, as Initial Note A-1 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-2 Holder, and JPMorgan Chase Bank, National Association, as Initial Note B Holder.
4.30	Co-Lender Agreement, dated as of January 25, 2018, by and between JPMorgan Chase Bank, National Association, as Initial Note A-1 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-2 Holder, and JPMorgan Chase Bank, National Association, as Initial Note B Holder.
4.31	Co-Lender Agreement, dated as of January 25, 2018, by and between JPMorgan Chase Bank, National Association, as Initial Note A-1 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-2 Holder, and JPMorgan Chase Bank, National Association, as Initial Note B Holder.
4.32	Co-Lender Agreement, dated as of January 25, 2018, by and between JPMorgan Chase Bank, National Association, as Initial Note A-1 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-2 Holder, and JPMorgan Chase Bank, National Association, as Initial Note B Holder.
5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated February 27, 2018.	(E)
8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated February 27, 2018 (included as part of Exhibit 5).	(E)

23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).	(E)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated February 12, 2018.	(E)
99.1	Mortgage Loan Purchase Agreement, dated as of February 27, 2018, between JPMorgan Chase Bank, National Association, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.	(E)
99.2	Mortgage Loan Purchase Agreement, dated as of February 27, 2018, between German American Capital Corporation, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.	(E)
99.3	Mortgage Loan Purchase Agreement, dated as of February 27, 2018, Citi Real Estate Funding Inc., as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.	(E)